PRESIDENT'S LETTER

The total return based on market price for the DLJ High Yield Bond Fund from the date of the Fund's initial public offering on July 31, 1998 through October 31, 1998, the Fund's fiscal year end, was --1.74%. The Fund's total return based on NAV for this period was --13.75% compared with the Lipper Closed End High Yield Bond Fund Average return of --12.76%.

We have taken advantage of the recent market turmoil. As we invested the proceeds from the Fund's IPO in July 1998, market conditions worsened. We limited the damage by buying bonds with a lower risk profile than originally intended, focusing on non-commodity industry sectors (Media & Value-added Technology) and using less financial leverage than anticipated. This gave us the resources to selectively buy lower-risk bonds at higher yields as the market spiraled downwards during the summer and early fall of 1998. We upgraded the quality of Fund assets during the sharp rally in the fall, in particular lightening-up on cyclical and commodity industrial bonds, as we think that both the U.S. and the world economies may be somewhat weaker than the consensus forecasts for 1999. To counter-balance the lower return on Fund assets, we increased the financial leverage of the Fund from $50 million at fiscal year-end to $109 million in late December 1998. In our opinion, the higher quality of Fund assets should cushion the NAV in the event of another downturn in high yield markets in 1999. On that account, we are guardedly optimistic. Although the equity markets may face pressure in 1999 due to high valuations, the very low U.S. government bond yields and consequent high spreads available in the high yield bond market should limit the downward price movement of high yield bonds.

The steep decline in financial markets during the late summer and fall of 1998 triggered a "flight to quality and liquidity" that hammered down the value of high yield bonds along with virtually all risk assets. However, it was our belief that the fundamentals underpinning the U.S. high yield bond market were essentially sound and that the market would rebound once more normal conditions prevailed in financial markets. We note that most high yield bond issuers have benefited greatly from several years of economic expansion and strong equity markets in the U.S. Generally, most of these companies are not over-leveraged, have adequate liquidity given their own cash resources, are not nearly fully drawn on their bank lines, and generate cash flows that comfortably cover fixed charges. We believe that as long as the U.S. stays out of a deep recession, these factors should prevail.

Our belief that the high yield market would rebound was proven correct. Once the Federal Reserve Board started to cut interest rates and various international bodies began to address the well-known worldwide economic problems, liquidity flowed back into risk assets and the value of high yield bonds rebounded sharply. During the month of November 1998, the NAV of the Fund rose over 7.4% and the total return to shareholders was 0.9% as the premium to NAV on the shares compressed from 15.0% to 6.5%.

Over the next 12 months, we believe high yield bonds should be among the best performing securities. The prevailing historically wide spread between high yield bonds over U.S. Treasury bonds should provide substantial current income, and lower interest rates could provide a few percentage points of capital appreciation. Lastly, because high yield bonds have lagged equities in recovering from the downdraft in the financial markets in the summer of 1998, we expect that considerable amounts of new money will flow into the high yield market in 1999 from mutual funds, pension funds and insurance companies. This flow should support higher valuation for high yield bonds.

We would like to thank you for your investment in the DLJ High Yield Bond Fund and for the opportunity to serve your investment needs. The Officers and Trustees wish you a happy and prosperous New Year.


Sincerely,


/s/ G. Moffett Cochran
----------------------
G. Moffett Cochran
President                                                  December, 1998

Fund Highlights (unaudited)

 DLJ High Yield Bond Fund

   Top Ten Holdings as of October 31, 1998
   ---------------------------------------
                                  % of Total                                          % of Total
   Security Description           Net Assets   Security Description                   Net Assets
   Unisys Corp.                                Hollinger International Publishing, Inc.
    12.000%, 04/15/03                2.48%        9.250%, 02/01/06                       1.73%
   Kaiser Aluminum & Chemical Corp.            UCAR Global Enterprises, Inc.
    12.750%, 02/01/03                2.33%        12.000%, 01/15/05                      1.69%
   Echostar Communications Corp.               Time Warner Telecom, Inc.
    0.000%, 06/01/04                 2.15%        9.750%, 07/15/08                       1.67%
   Young Broadcasting Corp.                    American Lawyer Media, Inc.
    11.750%, 11/15/04                1.94%        9.750%, 12/15/07                       1.66%
   Paging Network, Inc.                        Regal Cinemas, Inc.
    10.000%, 10/15/08                1.89%        9.500%, 06/01/08                       1.65%


   Portfolio and Fund Information October 31, 1998
   -----------------------------------------------

   Current Yield(1): 10.04%                    Ticker Symbol: DHY
   Distribution Rate(2): 9.65%                 Primary Exchange: NYSE
   Average Rating: B
   Average Years to Maturity*: 7.46 years
   Average Duration*: 4.74 years

   *weighted average

   Investment Results July 31, 1998* through October 31, 1998
   ----------------------------------------------------------

     DLJ High Yield Bond Fund                                             Total Return(3)
     ------------------------                                             --------------
     Market Price ...............................................             -1.74%
     NAV(4) .....................................................            -13.75%

     Fund Index
     ----------
     Lipper Closed-End High Yield Bond Fund Average(5) ..........            -12.76%

     *Date of closing of the Fund's Initial Public Offering


------------
(1) Current yield is based on October's dividend per share of $.08 (annualized) divided by the October 31 market price ($9.5625).
(2) Distribution rate is based on dividends per share paid from net investment income during the period from the Fund's inception through October 31 (annualized) divided by the October 31 market price.
(3) The performance data quoted represents past performance, which is no indication of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders on dividends.
(4) The total return referenced reflects the change in the Fund's net asset value over the period and assumes that dividends were reinvested. The percentage is not an indication of the performance of a shareholder's investment in the Fund which is based on market price.
(5) The Lipper Closed-End High Yield Bond Fund Average is an equally weighted performance average of 34 funds in the Lipper Analytical grouping of closed-end high yield bond funds, adjusted for capital gains and income dividends.

DLJ High Yield Bond Fund--Statement of Investments October 31, 1998
--------------------------------------------------------------------------------

BONDS--112.97%

                                              Principal
                                               Amount               Value
                                            ------------         ------------
AEROSPACE--2.55%
  BE Aerospace
     9.50%, 11/01/08 ....................   $4,000,000            $4,120,000
  Compass Aerospace Corp.
     10.13%, 04/15/05 *, ** .............    5,150,000             5,047,000
                                                                  ----------
                                                                   9,167,000
                                                                  ----------
CHEMICALS--4.20%
  Acetex Corp.
     9.75%, 10/01/03 ** .................    1,000,000               945,000
  Pioneer Americas Acquisition Corp.
     9.25%, 06/15/07 ** .................    5,000,000             3,750,000
  Sterling Chemicals, Inc.
     11.75%, 08/15/06 ** ................    4,000,000             3,080,000
  Sterling Chemicals, Inc.
     11.25%, 04/01/07 ** ................    2,425,000             1,855,125
  Trans-Resources, Inc.
     0.00%, 03/15/08 **, *** ............   10,000,000             5,500,000
                                                                  ----------
                                                                  15,130,125
                                                                  ----------
CONSUMER NON-DURABLES--3.57%
  Boyds Collection
     9.00%, 05/15/08 * ..................    2,750,000             2,547,187
  Galey & Lord, Inc.
     9.13%, 03/01/08 ** .................    6,000,000             5,370,000
  Nine West Group, Inc.
     9.00%, 08/15/07 *, ** ..............    6,000,000             4,927,500
                                                                  ----------
                                                                  12,844,687
                                                                  ----------
ENERGY--2.78%
  Belden & Blake Corp.
     9.88%, 06/15/07 ** .................    6,000,000             4,560,000
  Mariner Energy, Inc.
     10.50%, 08/01/06 ** ................    6,000,000             5,437,500
                                                                  ----------
                                                                   9,997,500
                                                                  ----------
FOOD & DRUGS--4.70%
  Jitney-Jungle Stores of America, Inc.
     12.00%, 03/01/06 ** ................    5,000,000             5,412,500
  Pathmark Stores, Inc.
     12.63%, 06/15/02 ** ................    6,000,000             5,730,000
  Pueblo Xtra International, Inc.
     9.50%, 08/01/03 ....................    6,000,000             5,790,000
                                                                  ----------
                                                                  16,932,500
                                                                  ----------
FOOD & TOBACCO--1.53%
  Advantica Restaurant Group, Inc.
     11.25%, 01/15/08 ** ................    6,000,000             5,490,000
                                                                  ----------
FOREST PRODUCTS/CONTAINERS--4.37%
  Gaylord Container Corp.
     9.38%, 06/15/07 ** .................    6,000,000             4,575,000
  Pt Indah Kiat Pulp & Paper Corp.
     10.00%, 07/01/07 ** ................    5,000,000             2,675,000



                                             Principal
                                               Amount                Value
                                            ------------         ------------
  Repap New Brunswick
     10.63%, 04/15/05 ** ................   $5,700,000            $3,762,000
  Riverwood International Corp.
     10.63%, 08/01/07 ** ................    5,000,000             4,712,500
                                                                  ----------
                                                                  15,724,500
                                                                  ----------
GAMING/LEISURE--6.72%
  Bell Sports, Inc.
     11.00%, 08/15/08 *, ** .............    6,000,000             5,940,000
  Casino America, Inc.
     12.50%, 08/01/03 ** ................    5,000,000             5,400,000
  Extended Stay America, Inc.
     9.15%, 03/15/08 *, ** ..............    5,000,000             4,287,500
  Stations Casinos
     10.13%, 03/15/06 ...................    5,000,000             4,975,000
  Venetian Casino/LV Sands
     12.25%, 11/15/04 ** ................    4,000,000             3,570,000
                                                                  ----------
                                                                  24,172,500
                                                                  ----------
HEALTH CARE--5.72%
  Alaris Medical, Inc.
     0.00%, 08/01/08 *, **, *** .........   10,000,000             4,550,000
  ICN Pharmaceuticals, Inc.
     8.75%, 11/15/08 * ..................    6,000,000             5,857,500
  Integrated Health Services
     9.25%, 01/15/08 ** .................    6,000,000             5,460,000
  Medaphis Corp.
     9.50%, 02/15/05 ** .................    5,000,000             4,706,250
                                                                  ----------
                                                                  20,573,750
                                                                  ----------
HOUSING--1.65%
  Nortek, Inc.
     9.88%, 03/01/04 ** .................    3,000,000             2,955,000
  Nortek, Inc.
     9.25%, 03/15/07 ** .................    3,000,000             2,992,500
                                                                  ----------
                                                                   5,947,500
                                                                  ----------
INFORMATION TECHNOLOGY--4.09%
  Details, Inc.
     10.00%, 11/15/05 ** ................    6,000,000             5,782,500
  Unisys Corp.
     12.00%, 04/15/03 ** ................    7,984,000             8,942,080
                                                                  ----------
                                                                  14,724,580
                                                                  ----------
 MANUFACTURING--5.06%
  Albecca, Inc.
     10.75%, 08/15/08 *, ** .............    6,000,000             5,692,500
  Anchor Lamina, Inc.
     9.88%, 02/01/08 ** .................    4,500,000             3,555,000
  Grove Worldwide LLC
     9.25%, 05/01/08 *, ** ..............    5,000,000             4,400,000
  Roller Bearing Company
     9.63%, 06/15/07 ....................    5,000,000             4,550,000
                                                                  ----------
                                                                  18,197,500
                                                                  ----------


See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Investments October 31, 1998
--------------------------------------------------------------------------------

                                              Principal
                                                Amount               Value
                                            ------------         ------------
MEDIA-BROADCASTING--1.37%
  Cumulus Media, Inc.
     10.38%, 07/01/08 ....................   $5,000,000            $4,937,500
                                                                   ----------
MEDIA/ENTERTAINMENT--24.27%
  AMC Entertainment, Inc.
     9.50%, 03/15/09 ** ..................    6,000,000             5,700,000
  American Lawyer Media, Inc.
     9.75%, 12/15/07 ** ..................    6,000,000             5,970,000
  Citadel Broadcasting Company
     10.25%, 07/01/07 ....................    3,000,000             3,150,000
  Echostar Communications Corp.
     0.00%, 06/01/04 **, *** .............    8,000,000             7,740,000
  Globo Communicacoes e Participacoes S.A.
   10.63%, 12/05/08 *, ** ................    6,000,000             3,262,500
  Hollinger International Publishing, Inc.
     9.25%, 02/01/06 ** ..................    6,000,000             6,240,000
  Hollinger International Publishing Inc.
     9.25%, 03/15/07 .....................    1,450,000             1,511,625
  Premier Parks, Inc.
     9.25%, 04/01/06 ** ..................    4,000,000             3,900,000
  PSINet, Inc.
     10.00%, 02/15/05 ** .................    6,000,000             5,880,000
  RCN Corp.
     0.00%, 10/15/07 **, *** .............    9,000,000             4,680,000
  Regal Cinemas, Inc.
     9.50%, 06/01/08 *, ** ...............    6,000,000             5,955,000
  Regional Independent Media
     10.50%, 07/01/08 *, ** ..............    6,000,000             5,812,500
  Rogers Cablesystems, Ltd.
     10.00%, 12/01/07 ** .................    5,105,000             5,564,450
  SFX Entertainment, Inc.
     9.13%, 02/01/08 ** ..................    6,000,000             5,595,000
  Six Flags Entertainment Corp.
     8.88%, 04/01/06 ** ..................    2,000,000             2,040,000
  TV Azteca SA DE CV
     10.50%, 02/15/07 ** .................    5,000,000             3,625,000
  United International Holdings, Inc.
     0.00%, 02/15/08 **, *** .............    8,000,000             3,760,000
  Young Broadcasting Corp.
     11.75%, 11/15/04 ** .................    6,589,000             6,984,340
                                                                   ----------
                                                                   87,370,415
                                                                   ----------
METALS & MINERALS--11.25%
  CSN Iron SA
     9.13%, 06/01/07 * ...................    6,000,000             3,435,000
  Doe Run Resources Corp.
     11.25%, 03/15/05 *, ** ..............    5,000,000             4,662,500
  Great Lakes Carbon Corp.
     10.25%, 05/15/08 *, ** ..............    6,000,000             5,827,500
  Kaiser Aluminum & Chemical Corp.
     12.75%, 02/01/03 ** .................    9,000,000             8,403,750
  Lodestar Holdings, Inc.
     11.50%, 05/15/05 *, ** ..............    5,000,000             4,825,000



                                              Principal
                                                Amount                Value
                                            ------------         ------------
  Renco Steel Holdings
     10.88%, 02/01/05 ** .................   $3,000,000            $2,745,000
  UCAR Global Enterprises, Inc.
     12.00%, 01/15/05 ** .................    6,000,000             6,067,500
  WHX Corp.
     10.50%, 04/15/05 ** .................    5,000,000             4,537,500
                                                                   ----------
                                                                   40,503,750
                                                                   ----------
RETAIL--3.40%
  Big 5 Corp.
     10.88%, 11/15/07 ** .................    4,000,000             3,950,000
  Hollywood Entertainment
     10.63%, 08/15/04 ....................    3,500,000             3,290,000
  Musicland Group Inc.
     9.88%, 03/15/08 ** ..................    5,500,000             5,011,875
                                                                   ----------
                                                                   12,251,875
                                                                   ----------
SERVICE--2.93%
  CEX Holdings, Inc.
     9.63%, 06/01/08 *, ** ...............    5,000,000             4,725,000
  Renters Choice, Inc.
     11.00%, 08/15/08 *, ** ..............    6,000,000             5,820,000
                                                                   ----------
                                                                   10,545,000
                                                                   ----------
TELECOMMUNICATIONS--19.66%
  E.Spire Communications, Inc.
     0.00%, 07/01/08 *, **, *** ..........    9,750,000             4,826,250
  Econophone, Inc.
     0.00%, 02/15/08 **, *** .............   10,000,000             5,587,500
  Impsat Corp.
     12.38%, 06/15/08 *, ** ..............    5,000,000             3,937,500
  ITC Deltacom
     9.75%, 11/15/08 .....................    3,500,000             3,535,000
  McCaw International, Ltd
     0.00%, 04/15/07 **, *** .............   10,000,000             4,750,000
  Millicom International Cellular S.A.
     0.00%, 06/01/06 **, *** .............    7,500,000             3,900,000
  Nextel Communications
     0.00%, 08/15/04 *** .................    4,000,000             3,750,000
  NTL Incorporated
     0.00%, 10/01/08 *** .................    2,000,000             1,110,000
  NTL Incorporated
     11.50%, 10/01/08 * ..................    5,000,000             5,162,500
  Paging Network, Inc.
     10.00%, 10/15/08 ** .................    7,000,000             6,807,500
  RSL Communications, Ltd.
     0.00%, 03/01/08 **, *** .............    9,250,000             4,255,000
  Telesystem International Wireless, Inc.
     0.00%, 06/30/07 **, *** .............    9,000,000             3,420,000
  Telewest Communication
     11.25%, 11/01/08 ....................    1,000,000             1,050,000
  Teligent, Inc.
     0.00%, 03/01/08 *, **, *** ..........   10,000,000             4,400,000




See notes to financial statements.


DLJ High Yield Bond Fund--Statement of Investments October 31, 1998
--------------------------------------------------------------------------------

                                          Principal
                                            Amount           Value
                                         ------------     ------------
Time Warner Telecom, Inc.
  9.75%, 07/15/08 ** .................   $ 6,000,000    $   6,015,000
Triton Communications
  0.00%, 05/01/08 *, **, *** .........    10,000,000        3,700,000
Winstar Communications, Inc.
  0.00%, 03/15/08 *, ** ..............     6,000,000        4,560,000
                                                        -------------
                                                           70,766,250
                                                        -------------
TRANSPORTATION--2.39%
  Great Lakes Dredge & Dock
     11.25%, 08/15/08 *, ** ..........     4,500,000        4,106,250
  United Auto Group, Inc.
     11.00%, 07/15/07 ** .............     6,000,000        4,507,500
                                                        -------------
                                                            8,613,750
                                                        -------------
UTILITIES--0.76%
  Espirito Santo-Escelsa
     10.00%, 07/15/07 ................     5,000,000        2,750,000
                                                        -------------
Total Bonds
  (Cost -- $461,665,788)..............                    406,640,682
                                                        -------------


                                         Principal
                                           Amount           Value
                                        -----------     -------------
COMMERCIAL PAPER--1.72%
   GE Corp
      4.95%, 11/02/98 ................   $ 2,400,000    $   2,399,670
   GE Corp
     5.25%, 11/02/98 .................     3,800,000        3,799,446
                                                        -------------
Total Commercial Paper
  (Cost -- $6,199,116)................                      6,199,116
                                                        -------------
TOTAL INVESTMENTS
   (Cost -- $467,864,904).............                    412,839,798
                                                        -------------
Cash and Other Assets Net of
  Liabilities--(14.69%) ..............                    (52,883,722)
                                                        -------------
NET ASSETS--100.00%                                     $ 359,956,076
                                                        =============

Notes to Statement of Investments:
 * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, the value of these securities amounted to $118,266,687 or 32.86% of net assets.
 ** Security has an effective maturity date less than the stated maturity date due to a call feature.
*** Security is a step-bond. Interest rate reflected is in effect at 10/31/98.
    Interest rate is subject to increase in the future.











See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Assets and Liabilities  October 31, 1998
--------------------------------------------------------------------------------


ASSETS:
 Investments in securities at value (cost $467,864,904) .........    $ 412,839,798
 Cash ...........................................................            5,550
 Receivable for securities sold .................................       15,900,854
 Interest receivable ............................................        9,962,101
 Deferred organization costs (Note 1) ...........................           47,817
 Other assets ...................................................          128,892
                                                                     -------------
    Total assets ................................................      438,885,012
                                                                     -------------
LIABILITIES:
 Loan payable ...................................................       52,300,000
 Payable for securities purchased ...............................       24,932,614
 Payable to advisor .............................................        1,317,053
 Interest payable ...............................................          277,154
 Accrued expenses ...............................................          102,115
                                                                     -------------
    Total liabilities ...........................................       78,928,936
                                                                     -------------
NET ASSETS:
 Applicable to 43,045,288 shares outstanding ....................    $ 359,956,076
                                                                     =============
NET ASSETS CONSIST OF:
 Capital paid-in ................................................    $ 428,798,435
 Accumulated undistributed net investment income ................           37,897
 Accumulated net realized loss on investments ...................      (13,855,150)
 Net unrealized depreciation on investments .....................      (55,025,106)
                                                                     -------------
                                                                     $ 359,956,076
                                                                     =============
Net asset value per share .......................................    $        8.36
                                                                     =============





See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Operations  for the Period Ended
October 31, 1998*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest ................................................     $   11,994,983
                                                               --------------
    Total investment income ..............................         11,994,983
                                                               --------------
EXPENSES:
 Investment advisory fees (Note 2) .......................          1,081,384
 Leveraging fees (Note 5) ................................            700,130
 Administration fees .....................................             12,500
 Transfer agent fees .....................................             15,000
 Legal fees ..............................................             15,000
 Fund accounting fees ....................................             18,000
 Registration expenses ...................................              8,750
 Custodian fees ..........................................             12,000
 Printing fees ...........................................             21,000
 Auditing fees ...........................................             12,000
 Trustees fees ...........................................              7,500
 Postage expense .........................................             16,473
 Amortization of organization costs (Note 1) .............             12,183
 Miscellaneous expenses ..................................              5,500
                                                               --------------
    Total expenses .......................................          1,937,420
                                                               --------------
NET INVESTMENT INCOME ....................................         10,057,563
                                                               --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments ........................        (13,855,150)
 Net unrealized depreciation on investments ..............        (55,025,106)
                                                               --------------
 Net realized and unrealized loss on investments .........        (68,880,256)
                                                               --------------
 NET DECREASE IN NET ASSETS FROM OPERATIONS ..............     $  (58,822,693)
                                                               ==============

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             Period Ended
                                                                             10/31/1998 *
                                                                           ----------------
OPERATIONS:
 Net investment income .................................................    $  10,057,563
 Net realized loss on investments ......................................      (13,855,150)
 Net unrealized depreciation on investments ............................      (55,025,106)
                                                                            -------------
 Net decrease in net assets from operations ............................      (58,822,693)
                                                                            -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ............................................      (10,019,666)
                                                                            -------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold (net of offering costs of $899,200) .........      424,100,800
 Reinvestment of dividends .............................................        4,597,635
                                                                            -------------
 Net increase in net assets from capital share transactions ............      428,698,435
                                                                            -------------
 Total increase in net assets ..........................................      359,856,076
NET ASSETS:
 Beginning of period ...................................................          100,000
                                                                            -------------
 End of period .........................................................    $ 359,956,076
                                                                            =============
 Accumulated undistributed net investment income .......................    $      37,897
                                                                            =============

*The DLJ High Yield Bond Fund commenced operations on July 28, 1998.


See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Cash Flows  for the Period Ended
October 31, 1998*
--------------------------------------------------------------------------------

Cash flows from operating activities:
 Interest received ............................................................   $       86,426
 Operating expenses paid ......................................................         (894,031)
                                                                                  --------------
Net cash used for operating activities ........................................                      $     (807,605)
Cash flows from investing activities:
 Purchases of short-term securities, net ......................................       (6,177,365)
 Purchases of long-term securities ............................................     (510,211,119)
 Proceeds from sales of long-term securities ..................................       45,646,646
                                                                                  --------------
Net cash used for investing activities ........................................                        (470,741,838)
Cash flows from financing activities:
 Interest paid on notes payable ...............................................         (422,976)
 Cash dividends paid ..........................................................       (5,422,031)
 Net proceeds from issuance of capital shares .................................      425,000,000
 Proceeds from borrowings .....................................................       74,900,000
 Repayments of borrowings .....................................................      (22,600,000)
                                                                                  --------------
Net cash provided by financing activities .....................................                         471,454,993
                                                                                                     --------------
Net decrease in cash ..........................................................                             (94,450)
Cash -- beginning of period ...................................................                             100,000
                                                                                                     --------------
Cash -- end of period .........................................................                      $        5,550
                                                                                                     ==============
RECONCILIATION OF NET DECREASE IN NET ASSETS FROM
 OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ..........................                      $  (58,822,693)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
 Interest expense .............................................................   $      700,130
 Increase in interest receivable ..............................................       (9,962,101)
 Increase in accrued expenses .................................................          102,115
 Increase in other assets .....................................................         (128,892)
 Increase in advisory fees payable ............................................          357,853
 Net realized loss on investments .............................................       13,855,150
 Net unrealized depreciation on investments ...................................       55,025,106
 Amortization of organization costs ...........................................           12,183
 Amortization of discount .....................................................       (1,946,456)
                                                                                  --------------
    Total adjustments .........................................................                          58,015,088
                                                                                                     --------------
Net cash used for operating activities ........................................                      $     (807,605)
                                                                                                     ==============

* The DLJ High Yield Bond Fund commenced operations on July 28, 1998.





See notes to financial statements.

DLJ High Yield Bond Fund--Notes to Financial Statements  October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
     DLJ High Yield Bond Fund is a newly organized business trust under the laws of the State of Delaware organized on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. Prior to the commencement of operations on July 28, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest on July 2, 1998 to DLJ Investment Management Corp. ("DLJIM") for $100,000. The Fund's primary objective is to seek high current income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, accretion of discount on investments is recorded on the accrual basis.

     Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provisions for federal income or excise taxes have been made in the accompanying financial statements.

     Offering and organization costs: Direct expenses of $899,200 relating to the public offering of the Fund's shares were charged to capital at the time of issuance. Organization costs of $60,000 are being amortized from the commencement of operations through October 31, 1999.

     Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

DLJ High Yield Bond Fund--Notes to Financial Statements  October 31, 1998
--------------------------------------------------------------------------------

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS
     The Fund has entered into an investment management agreement (the "Management Agreement") with DLJIM. The Agreement provides that the Fund will pay DLJIM a fee, computed and payable monthly, at the annual rate of 1% of the average weekly value of the Fund's total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting leverage) (the "Managed Assets").

     The Fund has also entered into an Administration and Support Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, to provide all administrative services to the Fund other than those related to the investment decisions. For these administration services, the Fund will pay Investor Services Group a fee at the annual rate of $50,000 per year.

     The Fund pays each Trustee not affiliated with DLJIM $2,000 per board meeting attended, $1,000 per audit committee meeting attended and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with DLJIM relating to their attendance at such meetings.

     Citibank, N.A. serves as the Fund's custodian. Investor Services Group serves as the Fund's shareholder servicing agent (transfer agent).

3. INVESTMENTS
     For federal income tax purposes, the cost of securities owned at October 31, 1998, was substantially the same as the cost of securities for financial statement purposes. At October 31, 1998, the aggregate gross unrealized appreciation amounted to $774,714, and the aggregate gross unrealized depreciation amounted to $55,799,820, resulting in net unrealized depreciation of $55,025,106.


     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the period ended October 31, 1998, amounted to $534,776,208 and $61,547,500, respectively.

4. FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $.001 per share. 200,000,000 shares are authorized. Transactions in shares of beneficial interest were as follows:




Shares sold .............................................    42,500,000
Shares issued through reinvestment of dividends .........       535,288
                                                             ----------
Net increase ............................................    43,035,288
                                                             ==========

5. NOTES PAYABLE

     The Fund currently has a $200 million ("commitment amount") line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated July 31, 1998, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow up to the lesser of $200 million or 33 1/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund is charged a structuring fee of $19,000 per quarter, a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.13% of the maximum borrowing limit (currently $200 million). The Agreement requires, among other

DLJ High Yield Bond Fund--Notes to Financial Statements  October 31, 1998
--------------------------------------------------------------------------------

provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 33 1/3%. The average daily amount of borrowings during the period ended October 31, 1998 was $43,203,226, with a related weighted average annualized interest rate of 6.36%.


6. CAPITAL LOSS CARRYFORWARD
     At October 31, 1998, the Fund had available for Federal tax purposes an unused capital loss carryforward of $13,855,150, expiring in 2006. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

7. CONCENTRATION OF RISK
     The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented. This information has been derived from the Fund's financial statements.
                                                                     Period
                                                                     Ended
                                                                   10/31/1998 *
                                                                  ------------
Net asset value, beginning of period ..........................     $  10.00
                                                                    --------
Income from Investment Operations:
 Net investment income ........................................         0.24
 Net realized and unrealized loss on investments ..............       ( 1.62)
                                                                    --------
   Total from investment operations ...........................       ( 1.38)
                                                                    --------
Less Distributions:
 From net investment income ...................................       ( 0.24)
                                                                    --------
Offering costs charged to paid-in capital .....................       ( 0.02)
                                                                    --------
Net asset value, end of period ................................     $   8.36
                                                                    ========
Market value, end of period ...................................     $   9.56
                                                                    ========
Total return (market value) ...................................       ( 1.74)%
Ratios/Supplemental Data:
 Net assets, end of period (000 omitted) ......................    $ 359,956
 Average debt per share .......................................    $    1.02
 Ratio of operating expenses to average net assets ............         1.16%**
 Ratio of leveraging expenses to average net assets ...........         0.65%**
 Ratio of net investment income to average net assets .........        10.48%**
 Portfolio turnover ...........................................        15.26%

NOTES:
 * The DLJ High Yield Bond Fund commenced operations on July 28, 1998. ** Annualized


See accompanying notes to financial statements.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

Shareholders and Board of Trustees
DLJ High Yield Bond Fund

We have audited the accompanying statement of assets and liabilities of DLJ High Yield Bond Fund, including the statement of investments, as of October 31, 1998, and the related statements of operations, cash flows and changes in net assets and financial highlights for the period from July 28, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLJ High Yield Bond Fund at October 31, 1998, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period from July 28, 1998 to October 31, 1998, in conformity with generally accepted accounting principles.



                                                          /s/ Ernst & Young LLP

New York, New York
December 10, 1998

DLJ High Yield Bond Fund--Additional Information  October 31, 1998 (unaudited)
--------------------------------------------------------------------------------

Dividend Reinvestment Plan

      Referred below are policies related to the Fund's Automatic Dividend Reinvestment Plan ("The Plan"). The policies referenced apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.

      Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by First Data as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Investor Services Group as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to Investor Services Group, as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

      Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The

DLJ High Yield Bond Fund--Additional Information  October 31, 1998 (unaudited)
--------------------------------------------------------------------------------

Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, MA 02266-8030, 1-800-331-1710.

Year 2000 Risks

      Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by DLJIM and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." DLJIM is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. Currently, management of DLJIM expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of DLJIM believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

      The Fund and DLJIM have been advised by the Fund's Transfer Agent and Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report the Fund and DLJIM have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.

Managed Dividend Policy

      The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

DLJ High Yield Bond Fund--Additional Information  October 31, 1998 (unaudited)
--------------------------------------------------------------------------------

Leverage--Benefits and Risks

      The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, DLJIM in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede DLJIM in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Tax Information

      We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you as to the federal tax status of distributions received by shareholders during the Fund's fiscal year ended October 31, 1998. Accordingly, we are advising you that the distributions paid during the fiscal year by the Fund of $.235 per share were derived from the Fund's net investment income.

      Because the Fund's fiscal year is not the calendar year, calendar year taxpayers should use the dollar amounts and the nature of those amounts referenced on Form 1099-DIV which will be mailed to you in January, 1999. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

Supplemental Information

      Since the initial filing of the Fund's registration statement with the Securities and Exchange Commission, Michael A. Snyder, a Vice President of the Fund, has been assigned as the person primarily responsible for the day-to-day management of the Fund's portfolio. In addition, since the filing there have been (i) no material changes in the Fund's investment objectives or policies,
(ii) no changes in the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund.

                            DLJ HIGH YIELD BOND FUND


                                    TRUSTEES
                   G. MOFFETT COCHRAN      ROBERT E. FISCHER
                   WILMOT H. KIDD, III        MARTIN JAFFE
                               JOHN W. WALLER, III

                                    OFFICERS
                   G. MOFFETT COCHRAN, Chairman and President
             MARTIN JAFFE, Vice President, Secretary and Treasurer
                        BRIAN A. KAMMERER, Vice President
                         JOHN L. LINDARS, Vice President
                       CATHERINE M. NOLAN, Vice President
                          VANCE P. SHAW, Vice President
                        MICHAEL A. SNYDER, Vice President

                               INVESTMENT ADVISER
                         DLJ INVESTMENT MANAGEMENT CORP.
                       277 Park Avenue, New York, NY 10172

                                    CUSTODIAN
                                 CITIBANK, N.A.
                       111 Wall Street, New York, NY 10043

                                 TRANSFER AGENT
                    FIRST DATA INVESTOR SERVICES GROUP, INC.
                       P.O. Box 61503 (3200 Horizon Drive)
                            King of Prussia, PA 19406

                                   DISTRIBUTOR
                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION
                       277 Park Avenue, New York, NY 10172

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                     787 Seventh Avenue, New York, NY 10019

                                  LEGAL COUNSEL
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                      919 Third Avenue, New York, NY 10022

                     --------------------------------------
                         DLJ INVESTMENT MANAGEMENT CORP.
                     --------------------------------------

                      MEMBER OF DLJ ASSET MANAGEMENT GROUP,
       A DIVISION OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


                   277 PARK AVENUE, NEW YORK, NEW YORK 10172
                                 (888) 649-5711

                            DLJ HIGH YIELD BOND FUND






                                 ANNUAL REPORT
                             ----------------------
                                OCTOBER 31, 1998







                          Donaldson, Lufkin & Jenrette